Goldman Sachs
Transportation Conference

February 4, 2003

Continental Airlines

Please note that the discussion today contains forward looking statements that are not limited to historical facts, but reflect the Company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for jet operations, excluding regional jets.

Strategic & Operational Overview

Continental Outperforms the Industry


Net Profit/(Loss) per Available Seat Mile
Full Year 2002
LUV
CAL
AWA
NWAC
DAL
AMR
US
UAL
0.5
0.0
(0.5)
(1.0)
(1.5)
(2.0)
(2.5)
Net Profit/(Loss) per ASM (cents)
0.29
(0.36)
(0.47)
(0.52)
(0.73)
(1.17)
(1.79)
(2.52)

Data excludes extraordinary items and non-recurring charges; US data as of YTD 11/30/02

Exceptional Completion Factor



Estimated 2002 DOT Completion Factor
100%
99%
98%
97%
96%
95%
99.6%
99.2%
99.0%
99.0%
98.9%
98.9%
98.9%
98.6%
CAL
UAL
AWA
LUV
US
DAL
AMR
NWAC

EBITDAR Margin Higher Than Industry
Full Year 2002



EBITDAR Margin
20%
10%
0%
(10)%
16.9%
15.3%
10.9%
7.2%
6.1%
(2.1)%
(2.4)%
(6.1)%
Industry
3.3%
LUV
CAL
AWA
DAL
NWAC
US
AMR
UAL
ASM % Change
10%
0%
(10)%
(20)%
(15.5)%
(9.8)%
(6.8)%
(6.7)%
(5.2)%
(5.0)%
1.8%
5.5%
US
UAL
DAL
AMR
CAL
NWAC
AWA
LUV

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Excludes non-recurring items

US EBITDAR YTD 11/30/02

Continental Capacity Matches Demand

Full Year 2002



Domestic Load Factor
75%
70%
65%
60%
73.8%
73.6%
72.9%
71.5%
71.3%
69.9%
69.4%
65.9%
CAL
AWA
NWAC
DAL
UAL
AMR
US
LUV



System Load Factor
80%
75%
70%
65%
60%
77.1%
74.1%
73.6%
73.6%
72.4%
71.0%
70.7%
65.9%
NWAC
CAL
AWA
UAL
DAL
US
AMR
LUV

Source: Carrier YTD 12/31/02 traffic releases; mainline data only

Best System RASM

Full Year 2002

(Length of Haul Adjusted)



10
8
6
4
Revenue per ASM (cents)
8.61
8.32
8.07
7.93
7.10
6.93
6.00
Industry 7.70
CAL
UAL
NWAC
AMR
US
DAL
AWA

Despite…

Length of haul adjusted to CAL's 2002 system LOH of 1,447
US data as of YTD 11/30/02

Large Exposure to Low Cost Carriers



Domestic Revenue Exposure 2Q02
80%
60%
40%
80.2%
76.3%
75.9%
60.1%
56.4%
41.8%
UAL
CAL
AMR
NWAC
DAL
US

Continental's Historical Exposure



80%
60%
40%
20%
0%
74.0%
75.1%
76.3%
2Q00
2Q01
2Q02

Source: O&D Plus Database

Historically, Stability Enhanced by Large Local Traffic Base


Local Traffic % of Total Traffic
75%
60%
45%
30%
15%
0%
65%
59%
53%
45%
38%
37%
CAL
UAL
AMR
NWAC
DAL
US

Source: O&D Pax DB1A Data; Worldwide

New York Domestic Market Share Leader


New York City Revenue %
25%
20%
15%
10%
5%
0%
25%
21%
15%
12%
8%
5%
CAL
AMR
DAL
UAL
US
NWAC

Source: O&D Plus database 2Q02, Top 6 hub-and-spoke carriers shown

Globally Well-Balanced



Major U.S. Carriers
100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: AMR, CAL, DAL, NWAC, UAL YTD 12/31/02 per traffic releases; US Airways LTM 2Q02 per DOT Form 41

CAL/DAL/NWAC Alliance Moving Ahead

"If the DOT can't get behind this agenda, maybe it should change its name to the **Antitransportation** Department."

--*The Wall Street Journal* Editorial
January 23, 2003

Implementation Timeline

3Q02	4Q02	1Q03	2Q03	3Q03
• Agreements Signed	• SkyTeam Invitations • DL/NW ALPA Approval	• FFP and Lounge Launch	• CO/DL Begin Codesharing	• NW/DL Begin Codesharing

Codesharing is subject to satisfaction of a number of conditions and may be impacted by the outcome of any enforcement action initiated by the DOT.

Industry Leading Product

Consistent Customer & Employee Satisfaction


AIRLINE OF THE YEAR
Air Transport World


Airline of the Year
CONTINENTAL AIRLINES


ANNUAL
FREDDIE
AWARDS

1996, 1997, 1998, 1999, 2000, 2001, 2002
Best Elite-Level Program



FORTUNE 100 BEST COMPANIES TO WORK FOR

100 BEST COMPANIES TO WORK FOR FORTUNE 2000

FORTUNE 100 BEST COMPANIES TO WORK FOR 2001

FORTUNE 100 BEST COMPANIES TO WORK FOR 2002

FORTUNE 100 BEST COMPANIES TO WORK FOR 2003

Financial Update

Managing for Cash



($Billions)
$1.5
$1.0
$0.5
$0.0
$1.13
$1.20
$1.31
$1.30
$1.34
31-Dec
31-Mar
30-Jun
30-Sep
31-Dec
2001
---------------------- 2002 -----------------------

Includes cash and short-term investments

Return of Business Traveler Slow and Yields Remain Depressed


Domestic Business Passengers
0%
(10)%
(20)%
(30)%
(40)%
1Q
2Q
3Q
4Q
(31)%
(27)%
(32)%
(22)%
(37)%
(7)%
(39)%
2%
2002 vs. 2000
2002 vs. 2001
Domestic Business Yield
0%
(10)%
(20)%
(30)%
(40)%
1Q
2Q
3Q
4Q
(7)%
(13)%
(14)%
(14)%
(14)%
(11)%
(16)%
(6)%

Data Excludes Air Marshal Activity

Continental Continues RASM Premium

(Length of Haul Adjusted)



RASM % of Industry
120
115
110
105
100
113.9
112.3
111.0
113.6
115.2
113.4
113.2
114.2
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02

Domestic Data per ATA Definitions
Excludes Southwest Airlines
Based on Net RASM

Costs are Being Managed


2%
0%
(2)%
(4)%
(6)%
(8)%
Year-Over-Year % Change
1.1%
(3.0)%
(0.7)%
(3.1)%
(3.5)%
(4.7)%
(6.6)%
(4.1)%
(2.5)%
(3.8)%
1Q02
2Q02
3Q02
4Q02
2002
CASM Holding Fuel Rate Constant
CASM

Data excludes extraordinary items and non-recurring changes

Better Than Expected Cost Saving Results

Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)


$400
Current Forecast
Original Target
$400
$300
$200
$100
$0
$350
$130
Actual
Target
$80
2002
2003E

CAL has a Winning Combination – Resulting in Best Efficiency Premium



Block Within 0
On-Time
90%
80%
70%
60%
50%
84.0%
83.0%
82.0%
86.6%
85.0%
84.3%
59.1%
62.8%
65.4%
71.0%
71.0%
71.8%
CAL
DAL
NWAC
US
UAL
AMR
Efficiency Premium
24.9
20.2
16.6
15.6
14.0
12.5

Source: Department of Transportation, 3Q02

Employee Productivity has Increased



Year-Over-Year % Change
ASMs per FTE
10%
8%
6%
4%
2%
0%
-2%
(0.6)%
2.1%
6.0%
3.4%
6.0%
9.1%
4.0%
7.6%
1Q
2Q
3Q
4Q
2002 vs 2000
2002 vs 2001

FTE = Full Time Equivalent Employee

Leader in Self-Service Check-In Kiosks


Network Coverage %
January 2003
% of U.S. Stations*
100%
80%
60%
40%
20%
0%
91%
76%
64%
45%
35%
27%
12%
CAL
NWAC
LUV
AMR
DAL
US
UAL

Units in Service	683	629	465	601	449	241	400

* Does not include seasonal service airports

Source: Company Research; CAL data as of 01/28/03, all others as of 01/10/03

Obligated Fleet Count Decreasing

Aircraft at Year End



403
393
372
400
300
200
100
Total Jet Aircraft
51
27
15
352
366
357
2001
2002
2003E
In Service Jet Aircraft
Stored Obligated Jet Aircraft

Excludes two 747s, three DC10s and two MD80s which are stored but are not financially obligated
Stored aircraft include subleased DC10s (three in 2001 & 2002 and two in 2003)

Lowest Net Debt to EBITDAR



Net Debt to EBITDAR
15
10
5
0
8.1
12.0
12.4
13.3
NM
NM
NM
CAL
AWA
NWAC
DAL
AMR
US
UAL

Balance sheet data as of 9/30/02. EBITDAR is for Last Twelve Months (LTM) ended 12/31/02, except US which is YTD 11/30/02
Ratios include capitalized aircraft operating leases
AMR, US and UAL's Net Debt to EBITDAR of (34.3), (48.7) and (15.4), respectively, was considered not meaningful

Leading by Every Measure of Success

Continental Airlines

- **Managing Business to Meet Changing Environment**
- **Leading by Every Measure of Success**
- **Focus is on Liquidity for the Future**


Continental